Exhibit 99.2
Preliminary 2007 Third Quarter Earnings November 1, 2007 11:30 AM ET Contact GMAC Investor Relations at (866) 710-4623 or investor.relations@gmacfs.com

Forward-Looking Statements In the presentation that follows and related comments by GMAC LLC ("GMAC") management, the use of the words "expect," "anticipate," "estimate," "forecast," "initiative," "objective," "plan," "goal," "project," "outlook," "priorities," "target," "intend," "evaluate," "pursue," "seek," "may," "would," "could," "should," "believe," "potential," "continue," or similar expressions is intended to identify forward-looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and GMAC's and ResCap's actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Form 10-K for GMAC and Residential Capital, LLC ("ResCap"), each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: securing low cost funding to sustain growth for GMAC and ResCap and maintaining the mutually beneficial relationship between GMAC and General Motors Corporation ("GM"); our ability to maintain an appropriate level of debt; the profitability and financial condition of GM; restrictions on ResCap's ability to pay dividends to us; recent developments in the residential mortgage market, especially in the nonprime sector; changes in the residual value of off-lease vehicles; the impact on ResCap of the continuing decline in the U.S. housing market; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; changes in our contractual servicing rights; costs and risks associated with litigation; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of ResCap, GMAC or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations. Investors are cautioned not to place undue reliance on forward-looking statements. GMAC undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. A reconciliation of certain non-GAAP financial measures included within this presentation is provided in the supplemental charts. Use of the term "loans" describes products associated with direct and indirect lending activities of GMAC's global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term "originate" refers to GMAC's purchase, acquisition or direct origination of various "loan" products. 2

2007 - Third Quarter Performance Highlights Q3 2007 loss of $1.6 billion, versus a loss of $173 million in Q3 2006 Loss driven by disappointing results at ResCap including a $455 million goodwill impairment Excluding ResCap, Q3 operating income* of $665 million, 51% above Q3 2006 Results at ResCap reflect unprecedented disruptions in global capital markets Implementing significant restructuring of mortgage operations as a result of fundamental changes in the mortgage market Q3 2007 Auto Finance and Insurance results remain strong Significant gains on sale drove favorable Auto Finance results, with stable underlying fundamentals Strong underwriting results continue to drive performance for Insurance GMAC and ResCap maintained strong liquidity and capital positions in the quarter Cash and certain marketable securities totaled $28.8 billion at the end of 9/30/07 Of this total, ResCap held $6.5 billion, including $2.2 billion at GMAC Bank GMAC injected $1 billion of capital into ResCap in Q3 2007 Owners intend to convert $1.1 billion of GMAC preferred equity to common equity as of 11/1/07 3 *Operating income/loss represents net income/loss excluding impairment charges related to goodwill and intangibles, net of applicable taxes

Third Quarter Net Income 4 *Includes Commercial Finance operating segment and 21% ownership of our former commercial mortgage unit **Operating Income represents net income/loss excluding the after-tax impact of goodwill and intangible impairment charges of $455 million in Q3 2007 and $695 million in Q3 2006

Third Quarter Pre-Tax Income Note: A number of GMAC's U.S. entities converted to limited liability companies (LLC) in conjunction with the transaction to sell a controlling interest in the company last year; LLC entities now pass-throughs for tax purposes 5 *Includes Commercial Finance operating segment and 21% ownership of our former commercial mortgage unit **Pre-tax operating Income represents pre-tax income excluding the pre-tax impact of goodwill and intangible impairment charges of $455 million in Q3 2007 and $840 million in Q3 2006

Weakening credit and market illiquidity drove increased reserves, losses and write-downs Reduced origination volumes in response to liquidity challenges Homebuilders experienced additional stress as sales declined and cancellations increased Increased in provisions and related watch lists Abrupt credit-tightening in Europe increased funding costs and sharply depressed asset values despite stable credit performance Capital position eroded by net losses, partially offset by $1 billion equity injection Liquidity position significantly enhanced U.S. Residential Finance Business Lending ResCap - Q3 2007 Key Metrics 6 International Business Capital & Liquidity

ResCap - Condensed Income Statement* 7 *Income statement presentation (condensed) as it appears in GMAC's Form 10-Q ; results as they appear in ResCap's Form 10-Q can be found on page 32 of this presentation **Operating income represents net income excluding the after-tax impact of goodwill and intangible impairment charges of $455 million in Q3 2007

ResCap - Q3 Significant Items Domestic Mortgage results driven largely by increase in provision for loss on HFI portfolio, write- downs of HFS and trading securities, and impairment of REO International Business impacted by market liquidity issues which forced mark-to-market losses, as well as generated losses on sale of loans and write-downs of mortgage-related securities Business Lending increased provisions for loan losses, and impaired its Lot Option and Model Home inventory Concluded goodwill was impaired Resulted in the following significant charges to Q3 earnings; 8 Note: These amounts are classified according to ResCap's Income Statement presentation located on page 32 of this presentation

ResCap - Nonprime Risk Further reduction of nonprime across all categories Smaller HFS Q3 outstanding reflects lower originations and transfer of assets to HFI portfolio HFI runoff was offset by the transfer of assets from HFS portfolio Warehouse lending receivables dropped to $1.8 billion from $8.8 billion at the end of 2006 Warehouse Lending Receivables2 Total: $1.8 billion U.S. Loan Servicing Portfolio Total: $427.4 billion Held For Sale Total: $15.0 billion As of 9/30/07 Nonprime Prime Conforming Prime Nonconforming and Other1 1 Prime Nonconforming and Other includes Prime Nonconforming, Prime Second-Lien, and Government 2 Prime Nonconforming data is not available for Warehouse Lending Receivables 3 Total Held for Investment portfolio of $60.8 billion has been reduced by $39.0 billion of securitized loans where ResCap's economic risk is limited to net book value of $0.4 billion 9 Held For Investment (excluding Securitized) Total: $21.7 billion3 Total: $21.7 billion3 Total: $21.7 billion3

Illustrative Balance Sheet Excluding Certain Activities 10 Note: The table above reconciles certain components of ResCap's financial statements, as prepared in accordance with generally accepted accounting principles, to a presentation as if we excluded our on-balance sheet securitized portfolios and associated debt, and excluded activities within the Automotive Division of GMAC Bank. ResCap has no economic rights or exposures related to the Automotive Division of GMAC Bank and economic exposure to our on- balance sheet securitized portfolios was limited to approximately $0.4 billion as of September 30, 2007. This data is not intended to depict any actual or contemplated transaction and is for informational purposes only The economic exposure related to the on-balance sheet securitizations continues to decrease as presented below: *Balance sheet items as they appear in ResCap's Form 10-Q, which includes the auto division of GMAC Bank

ResCap U.S. Mortgage Production Proactively reduced non-conforming production as a result of diminished liquidity 11

ResCap -Servicing & Warehouse Lending ResCap's world-class servicing operation continues to perform well Single operation supports all loan products, brands and investors U.S. servicing portfolio increased to $427.4 billion at 9/30/07, an increase of $25 billion from 9/30/06 ResCap is the #1 subservicer in the U.S. with $52 billion subservicing portfolio as of 09/30/07 Undertaking measures to maintain quality in current stressed credit environment Added additional positions to increase capacity and avoid foreclosures Referred over 28,000 customers to Home Ownership Preservation Enterprise counseling Provided over 6,700 modifications year to date Executed over 4,500 permanent modifications Maintaining strong re-underwriting practices to ensure borrower success Warehouse lending receivables fell to $1.8 billion at 9/30/2007, compared to $8.8 billion at the end of 2006 Nonprime exposure declined to $200 million at 9/30/2007, compared to $2.4 billion at the end of 2006 In the process of shifting warehouse lending to GMAC Bank in order to achieve lower cost of funding Continue to focus on credit underwriting and workouts 12

Business Lending Update The homebuilding industry encountered significant deterioration in Q3 Mortgage market challenges increased home inventories and foreclosures Oversupply of homes has put downward pressure on housing prices Rising foreclosure rates will intensify the problem Business lending operation is changing its structure to reflect the new environment Shifted strategy from asset growth to asset management and workout Total assets declined $1.1 billion to $6.5 billion in Q3 from $7.6 billion in Q2 Repositioning to focus on middle market builders / developers Restructuring customer contact Implementing more stringent credit guidelines Building in-house workout capabilities 13

ResCap International Update In August, there was virtually no liquidity for mortgage assets Securitization markets did not reopen in September after the holiday break Banks increased margin calls on mortgage assets due to changes in market Forced sellers of MBS to widen spreads, but underlying activity remains sparse Credit quality remains largely unaffected Mortgages in most countries continued to perform as predicted Losses on mortgage pools remained stable Market fears of downturn in the UK and Spain have yet to materialize in actual servicing data Market pressures drove significant losses in ResCap's international portfolio Realized $67 million of pre-tax losses on sale of UK assets compared to historical gains Took unrealized losses of $463 million pre-tax as a result of mark-to-market valuation on pipeline and existing HFS portfolios 14

Increasing foreclosures, declining home prices and other factors continue to impact HFI portfolio, driving the provision for losses and loss allowances higher Delinquency level remained flat in comparison to Q2 2007 On the securitized domestic HFI portfolio, ResCap's net exposure limited to $0.4 billion first loss position at 9/30/07 Net charge-offs as a % of MLHFI increased to 0.7% in Q3 2007 due to increases in foreclosures and declining home prices Current loan loss allowance has increased to 2.85% compared to 2.71% in Q2 2007 ResCap - Held for Investment Portfolio - Credit Quality * MLHFI - Mortgage Loans Held for Investment. The total MLHFI is $60.8 billion for quarter ended 9/30/07, $62.7 billion for quarter ended 6/30/07, $65.3 billion for quarter ended 3/31/07, $69.4 billion for 2006 & $69.0 billion for 2005 and is included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Nonaccrual Loans as a % of total MLHFI * 2005 2006 2007 Net charge-offs as a % of total MLHFI * 2005 2006 2007 15

ResCap Liquidity Overall cash, equity and liquidity remain strong Actions taken immediately as crisis developed to address liquidity Global $1.75 billion unsecured revolving facilities remained available and undrawn Improved liquidity over past 90 days Eliminated exposure to extendable CP Secured $2 billion of new committed conforming repo facilities Executed sale of Healthcare Capital to GMAC for $0.9 billion final purchase price Increased MSR funding capacity by $0.95 billion Accelerated renewal £ 2.4 ($ 4.8) billion conduit facility in the UK GMAC capital injection of $2 billion year to date ResCap will continue to maintain a strong liquidity and capital position 16

GMAC Bank GMAC Bank has become a more important component of the overall strategy Volatility of public debt markets and the current credit environment have made typical mortgage moving model challenging GMAC Bank provides access to broader sources of funding including FHLB Advances and Deposits Total FHLB borrowing capacity of $12.2 billion ($2.2 billion of which is unused) Total deposits increased by 50% since 2006 year end 17 Amounts include assets and deposit liabilities of the auto division of GMAC Bank

ResCap Restructuring Announced a major restructuring of mortgage operations Reduced and focused product offerings Eliminating staff - approximately 3,000 positions or 25% with majority in 2007 Reductions are in addition to the elimination of 2,000 positions announced earlier this year Closing 50 sales and servicing locations Shifting more towards direct consumer origination channels Restructuring affects all three business units: Domestic mortgage operations will focus on originating and servicing prime conforming and high- quality jumbo product, leveraging GMAC Bank BCG will focus on middle market developers IBG will limit operations to markets with multiple sources to fund and sell assets Credit/risk management functions will be further strengthened across all three segments As a result of workforce reductions, ResCap will incur restructuring charges of $90- $100 million, with majority of the charge in Q4 2007 18

ResCap Operating Model Shift to simplified, more focused business model Low cost producer Production toward the consumer Streamlined product suite - 80% government / agency production World class servicing Goal of 80% of domestic production funded through GMAC Bank Subject to regulatory requirements / approvals Reduce risk and income volatility via balance sheet restructuring Reduce HFS inventories Monetize nonprime residuals Expand credit and control environment to manage risk and enhance reliability Simplify control process and systems 19

ResCap - 2007 Outlook Global capital markets remain volatile Mortgage and credit markets remain stressed Liquidity slowly returning to some very high-quality nonconforming products Asset pricing, when available, generally remains depressed Expect difficult conditions to continue into at least early 2008 Home prices expected to continue to decline Sales of existing single-family homes decreased 8.6% in September Slowest pace since February 1998 The S&P/Case-Shiller Home Price Index for the month of August showed the eighth consecutive monthly decline and the largest month to month decline on record These factors are expected to place additional stress on ResCap's Q4 performance In addition, cost reductions from our restructuring actions will likely not be realized until Q1 2008 ResCap is committed to maintaining liquidity and maintaining its capital position throughout the restructuring process Reducing balance sheet risk and overall leverage New operating model scalable quickly once market fundamentals improve 20

Originations down year-over-year due to successful GM U.S. promotion in Q3 2006 Continued growth in both diversified business and international Auto Finance - Q3 2007 Key Metrics Originations Credit Losses Lease Residuals Margins Delinquencies trending up in North America, but losses contained at near historical lows Residual performance remains strong compared to 2006 levels NAO margins stable, while IO margins remain under pressure 21

Auto Finance - Consumer Originations ($ billions) Total Units (in 000s) 603 627 817 528 624 674 690 Q3 2007 new vehicle originations fell versus Q3 2006 levels, while used vehicle originations continue to show year-over-year growth Q3 2006 North American new originations heavily impacted by a successful GM promotion program Q3 2007 international new originations up 14,000 units, or 12%, due to growth in China and Latin America 22

Auto Finance - Consumer Credit Quality Losses well within historical levels Annualized credit losses as a % of average managed retail contracts Delinquencies as a % of serviced retail assets 30 days or more past due Q3 delinquencies increased due to both seasonal and economic factors 23 2005 2006 2007 2005 2006 2007

Global Auto Finance Consumer Credit Trends NAO delinquencies have increased in Q3 versus Q2 2007 levels Typical to see higher delinquencies in the third quarter Elevated delinquencies are present in geographies where home price appreciation is weakest, but also throughout the rest of U.S. GMAC has taken a variety of actions in response to the rise in delinquencies, including: Increased emphasis on initial verification of customer application information on lower credit tier applicants Closer monitoring of portfolio Expansion of collection force Reduced production of riskiest nonprime loans IO delinquency levels have improved quarter-over-quarter and year-over-year Credit trends in Europe and Asia remain strong Some deterioration in Mexico and Brazil, while the remainder of Latin America is stable 24

Insurance - Q3 2007 Key Metrics Written Revenue* Underwriting Results Investment Income * Includes Written Premium 25 Continued growth in international and reinsurance, partially offset by intense competition in U.S. insurance market Combined ratio of 95.3%, up over last year primarily due to weather- related losses; still competitively strong and illustrates continued underwriting discipline Portfolio yields remain solid and reflect larger allocation to high quality fixed income investments

Insurance - Consolidated Earnings 26 Core Earnings = underwriting income + investment income, net of tax Represents a post-tax number, pre-tax capital gains are $13 million and $18 million for Q3 and YTD 2007, respectively, and $96 million and $128 million for the same periods in 2006 Represents a post-tax number, pre-tax interest expense are $9 million and $18 million for Q3 and YTD 2007, respectively, and $9 million and $31 million for the same periods in 2006 Combined Ratio = Sum of all incurred losses and expenses (excluding interest and income tax expense) divided by the total of premiums and service revenues earned and other income Core earnings down slightly due to historically low weather-related losses in Q3 2006 YTD core earnings performance very strong and 19% above last year

Global Liquidity Increased cash balances to $28.8 billion at 9/30/07 GMAC and ResCap have undertaken a number of actions to reduce liquidity risk Signed new secured facility for up to $21.4 billion Replaces prior $10 billion facility Completed additional committed funding facilities of $3 billion excluding ResCap Reduced originations of illiquid mortgage products Accelerated "originate and sell" model for auto finance with auto whole loans and retail securitizations, amounting to $11 billion in Q3 GMAC and ResCap will continue enhancing access to liquidity, even at the cost of short-term earnings 27 ($ in billions) Liquidity at Quarter End* *Cash plus cash equivalents and certain highly liquid marketable securities

Growth Initiatives Encouraging progress leveraging GM relationships and experience to facilitate growth of diversified wholesale and retail auto finance business Maintaining our commitment to grow business with GM and GM dealers Enrolled 2,800 diversified dealers year to date to participate in National retail programs Posted over 50% year-over-year growth in used originations Expanding diversified revenue at Full Service Leasing with emphasis on direct channel sales strategy to conquest all-makes business Expanding the diversified base in Australia through the broker dealer channel Continuing profitable expansion overseas for all GMAC segments Significant asset growth in Latin America due to successful product, pricing and rate- repositioning initiative China revenue growth accelerating due to GMAC's increased country footprint now operating in 135 cities (516 retail and 448 wholesale dealers) Insurance launched new vehicle service contract products to target diverse dealer market 28

Disappointing performance amidst global dislocation of mortgage and credit markets ResCap losses driven by soft market for mortgage products in U.S. and Europe as well as lack of market liquidity Solid performances at Insurance and Auto Finance could not overcome ResCap's loss Reshaping ResCap business model in response to fundamental changes in mortgage market Simpler, more focused business model driven by distribution opportunities Retaining scalable infrastructure to expand business when distribution for higher-margin products becomes available GMAC and ResCap expect to have ample liquidity to contend with challenges in the marketplace as company implements plans to restore profitability Summary 29

Supplemental Charts

Global Auto Finance - Condensed Income Statement 30 Supplemental

Insurance - Condensed Income Statement 31 Supplemental

ResCap - Condensed Income Statement* 32 *Income statement presentation (condensed) as it appears in ResCap's Form 10-Q ; results as they appear in GMAC's Form 10-Q can be found on page 7 of this presentation Supplemental

During the third quarter, ResCap originated $20.2 billion Originated $185 million of nonprime product in Q3 compared to $685 million in Q2 2007 Originated $4.6 billion of prime nonconforming product in Q3 compared to $9.9 billion in Q2 2007 Total US Q3 2007 sales were $21.3 billion Focus on the Agency distribution given the market dislocation During Q3 transferred $6 billion from HFS to HFI ResCap - U.S. HFS Portfolio Q3 2007 Distribution of $21.3 billion (Issuance and whole loan sales) Q3 2007 Production of $20.2 billion Prime Conforming Prime Nonconforming Government Nonprime Prime Second-lien Non-Agency Public Securitizations Agency Non-Agency Whole Loans 33 Supplemental

2005 Affordability, tightening credit standards, and mortgage market illiquidity have depressed home sales Homebuilders' inventories are rising, margins are declining Increased specific loan loss reserves related to our business lending receivables by $96.8 million Allowance for loan losses in the lending receivable portfolio increased to 3.72% for Q3 2007 from 2.66% at the end of 2006 ResCap - Lending Receivables - Credit Quality 2006 2005 2006 2007 2007 * Total lending receivables are $8.8 billion for quarter ended 9/30/07, $11.1 billion for quarter ended 6/30/07, $12.9 billion for quarter ended 3/31/07, $14.9 billion for 2006 & $13.6 billion for 2005 and are included in the balance sheet under the caption "Finance receivables and loans, net of unearned income" Nonaccrual Loans as a % of Total Lending Receivables Net charge-offs as a % of Total Lending Receivables 34 Supplemental

Global Auto Finance: Managed to Serviced Assets 35 * Retail receivables included in whole loan sales and full securitization transactions where GMAC is no longer exposed to credit and/or interest rate risk Supplemental

Reconciliation of Insurance Core Earnings 36 Amount within premium tax and other expense in Forms 10-Q and 10-K Amount within investment income in Forms 10-Q and 10-K Supplemental

GM Exposure Certain unsecured credit exposure to GM U.S. entities capped contractually at $1.5 billion U.S. exposure $1.1 billion at 9/30/07 Exposure monitored continuously Governance mandates that any new credit exposure over $5 million with affiliated parties (includes both GM and Cerberus) requires GMAC Board approval Secured Exposure Unsecured Exposure ($ billions) 37 ($ billions) * Represents a $4 billion undrawn credit line that expired on September 30, 2006 $6.2-$10.2* Supplemental